UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Poniard Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

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M24921-P96249 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. PONIARD PHARMACEUTICALS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 9, 2010. PONIARD PHARMACEUTICALS, INC. 7000 SHORELINE COURT, SUITE 270 SOUTH SAN FRANCISCO, CA 94080 ATTN: MICHAEL K. JACKSON Meeting Information Meeting Type: Annual For holders as of: April 16, 2010 Date: June 9, 2010 Time: 9:00 AM PDT Location: Poniard Corporate Headquarters 7000 Shoreline Court Suite 270 South San Francisco, CA 94080 See the reverse side of this notice to obtain proxy materials and voting instructions.

M24922-P96249 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2010 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items 2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010. 3. Proposal to amend and restate the Company’s Amended and Restated 2004 Incentive Compensation Plan to increase the number of shares issuable under the plan and to increase limits on the number of shares that may be granted as awards to individuals in a calendar year to qualify such awards as performance-based compensation under Section 162(m) of the Internal Revenue Code. 01) Gerald McMahon 02) Robert S. Basso 03) Frederick B. Craves 04) E. Rolland Dickson 05) Carl S. Goldfischer 06) Robert M. Littauer 07) Ronald A. Martell 08) Nicholas J. Simon III 09) David R. Stevens 10) Gary A. Lyons 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends that you vote FOR the following: NOTE: The proxies are authorized to vote in their discretion upon other matters that may properly come before the meeting or any adjournment or postponement thereof. M24923-P96249

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